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Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

        The unaudited pro forma condensed combined financial data presented below is derived from our historical consolidated financial statements and the historical financial statements of Mark Twain Casino, L.L.C., St. Joseph Riverboat Partners and Southern Iowa Gaming Company and its subsidiary (the current owners of Mark Twain, St. Jo and Lakeside Iowa, respectively), which have been previously filed with the SEC on Form S-4 dated August 10, 2004 or are furnished herewith. The unaudited pro forma condensed combined balance sheet information is presented on an as adjusted basis as if the offering of our senior subordinated notes, borrowings under the amended credit facility in respect of the Grace Acquisition and the Grace Acquisition had occurred on June 30, 2004. The unaudited pro forma condensed combined statements of operations information is presented on an as adjusted basis as if the recently announced offering of our senior subordinated notes, borrowings under the amended credit facility in respect of the Grace Acquisition and Grace Acquisition had occurred on January 1, 2003. We believe this information is important in evaluating the future operations and impact of the Grace Acquisition, and related financings.

        The unaudited pro forma condensed combined financial statements contained in this offering memorandum use the purchase method of accounting, with Herbst Gaming, Inc. treated as the acquirer. The purchase price for the Grace Acquisition is approximately $287.5 million. The pro forma adjustments are based on currently available information and upon assumptions that we believe are reasonable under the circumstances. A final determination of the allocation of the purchase price to the assets acquired and the liabilities assumed has not been made, and the allocation reflected in the unaudited pro forma condensed combined financial statements should be considered preliminary and is subject to the completion of a more comprehensive valuation of the assets acquired and liabilities assumed. The final allocation of purchase price could differ from the pro forma allocation included herein. Amounts preliminarily allocated to intangible assets may change significantly, and amortization methods and useful lives may differ from the assumptions that we used in this unaudited pro forma condensed combined financial information, any of which could result in a material change in depreciation and amortization expense.

        You should read the following pro forma statements in conjunction with the financial statements and related notes that we have previously filed with the SEC or furnished herewith.

        We have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code of 1986. Under those provisions, the owners of our company pay income taxes on our taxable income. Accordingly, a provision for income taxes is not included in our financial data.

        The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only. They do not purport to represent what our results of operations and financial position would have been had the Grace Acquisition and related transactions actually occurred as of the dates indicated, and they do not purport to project or predict our future results of operations or financial position.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

	Herbst Gaming, Inc. Historical	Mark Twain Casino, L.L.C. Historical	St. Joseph Riverboat Partners Historical	Southern Iowa Gaming Company Historical	Grace Acquisition Adjustments		Refinancing Adjustments		Pro Forma As Adjusted
	(in thousands)
Revenues
Route operations	$241,833	$—	$—	$—	$—		$—		$241,833
Casino operations	78,342	26,881	26,075	65,307	—		—		196,605
Other	3,049	50	136	353	—		—		3,588

Total revenues	323,224	26,931	26,211	65,660	—		—		442,026
Less promotional allowances	(11,249)	(600)	(479)	(1,447)	—		—		(13,775)

Net revenues	311,975	26,331	25,732	64,213	—		—		428,251

Costs and expenses
Route operations	192,757	—	—	—	—		—		192,757
Casino operations	51,142	16,356 (7)	16,571 (7)	34,676 (7)	—		—		118,745
General and administrative	12,514	2,304	1,874	3,917	(2,298	)(1)	—		18,311
Depreciation and amortization	24,382	1,499	1,508	2,660	(250	)(2)	(629	)(5)	29,170

Total costs and expenses	280,795	20,159	19,953	41,253	(2,548)		(629)		358,983

Income from operations	31,180	6,172	5,779	22,960	2,548		629		69,268

Other income (expenses)
Interest expense, net of capitalized interest	(22,932)	(675)	(236)	(1,188)	(17,193	)(3)	5,828	(6)	(36,396)
Interest income	228	8	16	71	(95	)(4)	—		228
Loss on early retirement of debt	(267)	—	—	—	—		—		(267)

Total other income (expense)	(22,971)	(667)	(220)	(1,117)	(17,288)		5,828		(36,435)

Net income (loss)	$8,209	$5,505	$5,559	$21,843	$(14,740)		$6,457		$32,833

(1)
Represents the elimination of $1,638,000 in management fees expensed at Southern Iowa Gaming Company and $660,000 in management fees expensed at Mark Twain Casino, L.L.C. Since the acquisition is an asset purchase, Herbst Gaming, Inc. will not be assuming any of the overhead costs of the parent and does not believe there will be material additional corporate overhead costs incurred in connection with the acquired assets.

(2)
Represents the elimination of $96,000 in amortization that was included in the expenses of Southern Iowa Gaming Company, $79,000 included in amortization of Mark Twain Casino, L.L.C. and $75,000 included in amortization of St. Joseph Riverboat Partners. None of these loan amortization costs will be assumed by Herbst Gaming, Inc.

(3)
Represents the elimination of $1,188,000 in interest expense that was included in the expenses of Southern Iowa Gaming Company, $675,000 included in the interest expenses of Mark Twain Casino, L.L.C. and $236,000 included in the interest expenses of St. Joseph Riverboat Partners. Since the acquisition is an asset purchase, Herbst Gaming, Inc. will not be assuming any of the interest bearing debts of these entities. Reflects estimated interest expense of $19,292,000 on the additional debt related to the financing of the acquisition, assuming an average interest rate of 6.5%.

(4)
Represents the elimination of interest income on idle cash of $71,000 from Southern Iowa Gaming Company, $8,000 from Mark Twain Casino, L.L.C. and $16,000 from St. Joseph Riverboat Partners, which is excluded from acquired assets.

(5)
Represents the net change in loan fee amortization of Herbst Gaming, Inc. as a result of the refinance of substantially all its debt in June 2004. The amount of amortization eliminated was $1,593,000 and the amount of amortization added was $964,000.

(6)
Represents the net change in interest expense of Herbst Gaming, Inc. as a result of the refinance of substantially all its debt in June 2004. Interest was reduced from $22,932,000 to $17,104,000 on a pro forma basis.

(7)
Casino operating costs and expenses combine both departmental and cost of goods sold expenses for all three acquired entities.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED JUNE 30, 2004

	Herbst Gaming, Inc. Historical	Mark Twain Casino, L.L.C. Historical	St. Joseph Riverboat Partners Historical	Southern Iowa Gaming Company Historical	Grace Acquisition Adjustments		Refinancing Adjustments		Pro Forma As Adjusted
	(in thousands)
Revenues
Route operations	$268,352	$—	$—	$—	$—		$—		$268,352
Casino operations	85,106	27,434	25,249	65,570	—		—		203,359
Other	3,257	30	346	420	—		—		4,053

Total revenues	356,715	27,464	25,595	65,990	—		—		475,764
Less promotional allowances	(11,631)	(611)	(430)	(1,277)	—		—		(13,949)

Net revenues	345,084	26,853	25,165	64,713	—		—		461,815

Costs and expenses
Route operations	213,064	—	—	—	—		—		213,064
Casino operations	54,267	16,382 (7)	16,029 (7)	34,658 (7)	—		—		121,336
General and administrative	13,588	2,339	1,906	4,017	(2,313	)(1)	—		19,537
Depreciation and amortization	26,236	1,510	1,399	2,699	(250	)(2)	(506	)(5)	31,088

Total costs and expenses	307,155	20,231	19,334	41,374	(2,563)		(506)		385,025

Income from operations	37,929	6,622	5,831	23,339	2,563		506		76,790

Other income (expenses)
Interest expense, net of capitalized interest	(22,898)	(543)	(159)	(1,060)	(17,530	)(3)	5,794	(6)	(36,396)
Interest income	194	5	14	68	(87	)(4)	—		194
Loss on early retirement of debt	(38,258)	—	—	—	—		—		(38,258)

Total other income (expense)	(60,692)	(538)	(145)	(992)	(17,617)		5,794		(74,460)

Net income (loss)	$(23,033)	$6,084	$5,686	$22,347	$(15,054)		$6,300		$2,330

(1)
Represents the elimination of $1,653,000 in management fees expensed at Southern Iowa Gaming Company and $660,000 in management fees expensed at Mark Twain Casino, L.L.C. Since the acquisition is an asset purchase, Herbst Gaming, Inc. will not be assuming any of the overhead costs of the parent and does not believe there will be material additional corporate overhead costs incurred in connection with the acquired assets.

(2)
Represents the elimination of $96,000 in amortization that was included in the expenses of Southern Iowa Gaming Company, $79,000 included in amortization of Mark Twain Casino, L.L.C. and $75,000 included in amortization of St. Joseph Riverboat Partners. None of these loan amortization costs will be assumed by Herbst Gaming, Inc.

(3)
Represents the elimination of $1,060,000 in interest expense that was included in the expenses of Southern Iowa Gaming Company, $543,000 included in the interest expenses of Mark Twain Casino, L.L.C. and $159,000 included in the interest expenses of St. Joseph Riverboat Partners. Since the acquisition is an asset purchase, Herbst Gaming, Inc. will not be assuming any of the interest bearing debts of these entities. Reflects estimated interest expense of $19,292,000 on the additional debt related to the financing of the acquisition, assuming an average interest rate of 6.5%.

(4)
Represents the elimination of interest income on idle cash of $68,000 from Southern Iowa Gaming Company, $5,000 from Mark Twain Casino, L.L.C. and $14,000 from St. Joseph Riverboat Partners, which is excluded from acquired assets.

(5)
Represents the net change in loan fee amortization of Herbst Gaming, Inc. as a result of the refinance of substantially all its debt in June 2004. The amount of amortization eliminated was $1,469,000 and the amount of amortization added was $963,000.

(6)
Represents the net change in interest expense of Herbst Gaming, Inc. as a result of the refinance of substantially all its debt in June 2004. Interest was reduced from $22,898,000 to $17,104,000 on a pro forma basis.

(7)
Casino operating costs and expenses combine both departmental and cost of goods sold expenses for all three acquired entities.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2004

	Herbst Gaming, Inc. Historical	Mark Twain Casino, L.L.C. Historical	St. Joseph Riverboat Partners Historical	Southern Iowa Gaming Company Historical	Grace Acquisition Adjustments		Refinancing Adjustments		Pro Forma As Adjusted
	(in thousands)
Revenues
Route operations	$141,743	$—	$—	$—	$—		$—		$141,743
Casino operations	45,449	14,258	12,901	31,629	—		—		104,237
Other	1,826	31	258	197	—		—		2,312

Total revenues	189,018	14,289	13,159	31,826	—		—		248,292
Less promotional allowances	(5,999)	(312)	(227)	(651)	—		—		(7,189)

Net revenues	183,019	13,977	12,932	31,175	—		—		241,103

Costs and expenses
Route operations	110,224	—	—	—	—		—		110,224
Casino operations	27,715	8,314 (7)	8,105 (7)	17,039 (7)	—		—		61,173
General and administrative	7,137	1,172	1,002	2,076	(1,145	)(1)	—		10,242
Depreciation and amortization	13,280	757	712	1,388	(89	)(2)	(328	)(5)	15,720

Total costs and expenses	158,356	10,243	9,819	20,503	(1,234)		(328)		197,360

Income from operations	24,663	3,734	3,113	10,672	1,234		328		43,744

Other income (expenses)
Interest expense, net of capitalized interest	(11,116)	(255)	(61)	(499)	(8,831	)(3)	2,564	(6)	(18,198)
Interest income	99	3	8	32	(43	)(4)			99
Loss on early retirement of debt	(37,991)	—	—	—	—		—		(37,991)

Total other income (expense)	(49,008)	(252)	(53)	(467)	(8,874)		2,564		(56,090)

Net income (loss)	$(24,345)	$3,482	$3,060	$10,205	$(7,640)		$2,892		$(12,346)

(1)
Represents the elimination of $795,000 in management fees expensed at Southern Iowa Gaming Company and $350,000 in management fees expensed at Mark Twain Casino, L.L.C. Since the acquisition is an asset purchase, Herbst Gaming, Inc. will not be assuming any of the overhead costs of the parent and does not believe there will be material additional corporate overhead costs incurred in connection with the acquired assets.

(2)
Represents the elimination of $44,000 in amortization that was included in the expenses of Southern Iowa Gaming Company, $40,000 included in the amortization expenses of Mark Twain Casino, L.L.C. and $5,000 included in the amortization expenses of St. Joseph Riverboat Partners. None of these loan amortization costs will be assumed by Herbst Gaming, Inc.

(3)
Represents the elimination of $499,000 in interest expense that was included in the expenses of Southern Iowa Gaming Company, $255,000 included in the interest expenses of Mark Twain Casino, L.L.C. and $61,000 included in the interest expenses of St. Joseph Riverboat Partners. Since the acquisition is an asset purchase, Herbst Gaming, Inc. will not be assuming any of the interest bearing debts of these entities. Reflects estimated interest expense of $9,646,000 on the additional debt related to the financing of the acquisition, assuming an average interest rate of 6.5%.

(4)
Represents the elimination of interest income on idle cash of $32,000 from Southern Iowa Gaming Company, $3,000 from Mark Twain Casino, L.L.C. and $8,000 from St. Joseph Riverboat Partners which is excluded from acquired assets.

(5)
Represents the net change in loan fee amortization of Herbst Gaming, Inc. as a result of the refinance of substantially all its debt in June 2004. The amount of amortization eliminated was $810,000 and the amount of amortization added was $483,000.

(6)
Represents the net change in interest expense of Herbst Gaming, Inc. as a result of the refinance of substantially all its debt in June 2004. Interest was reduced from $11,116,000 to $8,552,000 on a pro forma basis.

(7)
Casino operating costs and expenses combine both departmental and cost of goods sold expenses for all three acquired entities.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2004

	Herbst Gaming, Inc. Historical	Mark Twain Casino, L.L.C. Historical	St. Joseph Riverboat Partners Historical	Southern Iowa Gaming Company Historical	Grace Acquisition Adjustments(1)		Pro Forma As Adjusted
	(in thousands)
Assets
Current Assets
Cash and cash equivalents	$52,234	$7,587	$5,252	$12,227	$(18,467	)(2)	$58,833
Accounts receivable, net	1,122	14	382	79	(475)		1,122
Notes and loans receivable	481	—	—	36	(36)		481
Prepaid expenses and other	4,592	381	391	816	(1,588)		4,592
Inventory	975	58	105	133	—		1,271

Total current assets	59,404	8,040	6,130	13,291	(20,566)		66,299
Property and equipment, net	104,591	11,883	14,079	36,567	(215)		166,905
Lease acquisition costs, net	55,145	—	—	—	—		55,145
Other intangible assets	—	—	5,461	—	223,929	(4)	229,390
Due from related parties	117	—	—	—	—		117
Other assets, net	7,486	472	5	44	(521)		7,486

Total assets	$226,743	$20,395	$25,675	$49,902	$202,627		$525,342

Liabilities and stockholders' equity (deficiency)
Current liabilities
Current portion of long-term debt	$154	$2,060	$965	$5,200	$(7,225	)(3)	$1,154
Accounts payable	4,879	265	453	549	(1,267)		4,879
Accrued expenses	7,176	1,393	1,345	2,909	(4,548	)(2)	8,275

Total current liabilities	12,209	3,718	2,763	8,658	(13,040)		14,308
Long-term debt, less current portion	257,165	7,244	—	13,000	276,256	(3)	553,665
Other liabilities	1,010	—	—	—	—		1,010
Commitments and contingencies	—	—	—	—	—		—
Stockholders' equity (deficiency)
Common stock (no par value; 2,500 shares authorized; 300 shares issued and outstanding)	2,368	—	—	10,000	(10,000)		2,368
(Accumulated deficit) retained earnings	(47,640)	9,433	22,912	18,244	(50,589)		(47,640)
Additional paid-in capital	1,631	—	—	—	—		1,631

Total stockholders' equity (deficiency)	(43,641)	9,433	22,912	28,244	(60,589)		(43,641)

Total liabilities and stockholders' equity (deficiency)	$226,743	$20,395	$25,675	$49,902	$202,627		$525,342

(1)
The allocation of the purchase price, which is subject to change based on a final valuation of the assets acquired and liabilities assumed as of the closing date of the acquisition, is as follows:

Estimated Fair Market Value of assets acquired (in thousands)

Cash	$6,599	(2)
Inventory	296
Property plant and equipment	62,314
Intangibles	229,390

Estimated Fair Market Value of liabilities assumed (in thousands)

Accrued expenses	$(1,099)	(2)
Total Cash Purchase Price	297,500

The amounts also reflect the elimination of assets and liabilities of Southern Iowa Gaming Co., Mark Twain Casino, L.L.C. and St. Joseph Riverboat Partners which are excluded from the asset acquisition.

(2)
Cash is adjusted for $5.5 million in cash on hand pursuant to the Grace asset purchase agreement and an amount equal to assumed liabilities for player's club, progressive jackpots and outstanding chips and tokens. The estimated liabilities to be assumed are: Southern Iowa Gaming Co. $210,000, Mark Twain Casino, L.L.C. $429,000 and St. Joseph Riverboat Partners Casino $460,000.

(3)
Includes addition of $297,500,000 in debt in connection with the acquisition of the casino assets pursuant to the Grace Acquisition.

(4)
Represents the excess of the purchase price over the estimated fair value of assets and liabilities assumed.

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  Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2003
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS TWELVE MONTHS ENDED JUNE 30, 2004
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2004
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2004